UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  February 14, 2006
                                                  -----------------

                        CHINA DIGITAL COMMUNICATION GROUP
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


        000-49715                                         91-2132336
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(COMMISSION FILE NUMBER)                       (IRS EMPLOYER IDENTIFICATION NO.)

                         A-3. Xinglian Industrial Zone.
                   He Hua Ling Pingxin Road. Xin Nan. Ping Hua
                      Town. Longgang. Shenzhen China 51811
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                86-755-2698-3767
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 14, 2006, China Digital Communication Group, a Nevada corporation ("China Digital"), UPE Limited (Far East), a BVI corporation ("UPE Limited"), Shenzhen Zhuo Tong Power Supply Industry Co., Ltd., a Shenzhen corporation and a wholly-owned subsidiary of UPE Limited ("Zhuo Tong"), and the shareholders of UPE Limited (the "Shareholders"), entered into a Share Exchange Agreement (the "Agreement") pursuant to which China Digital will acquire 100% of UPE Limited in an all stock transaction valued at approximately US$11.1 million. China Digital will issue 18.5 million shares of its common stock to the Shareholders in exchange for all of the shares UPE Limited (the "Share Exchange"). Upon completion of the Share Exchange, the Shareholders will own approximately 25% of China Digital

China Digital, UPE Limited, Zhuo Tong and the Shareholders have made customary representations, warranties and covenants in the Agreement. Consummation of the Share Exchange is subject to certain conditions, including among others, (i) the completion of an audit of Zhuo Tong's financial statements; (ii) the completion to the satisfaction of China Digital of financial due diligence on UPE Limited and Zhuo Tong; (iii) China Digital's receipt of a fairness opinion; (iv) absence of any law or order prohibiting the consummation of the Share Exchange; (v) the continued accuracy of each party's representations and warranties contained in the Agreement; and (vi) compliance with each party's covenants. The Agreement contains certain termination rights for both China Digital, on the one hand, and UPE Limited, Zhou Tong and the Shareholders, on the other hand.

The foregoing description of the Share Exchange does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 8.01 OTHER EVENTS.

On February 16, 2006, China Digital issued a press release announcing China Digital's entry into the Agreement, a copy of which press release is attached as
Exhibit 99.1 and is incorporated herein by reference

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

2.1 Share Exchange Agreement, dated as of February 14, 2006, among China Digital Communication Group, a Nevada corporation, UPE Limited (Far East), a BVI corporation, Shenzhen Zhuo Tong Power Supply Industry Co., Ltd., a Shenzhen corporation and a wholly-owned subsidiary of UPE Limited, and the shareholders of UPE Limited

99.  Press Release dated February 16, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 21, 2006                     CHINA DIGITAL COMMUNICATION GROUP

                                            By /s/ Changchun Zheng
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                                            Name: Changchun Zheng
                                            Title: Chief Executive Officer